UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2004

The SCO Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South 520 West
Lindon, Utah 84042

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 765-4999

N/A

(Former name or former address, if changed since last report)

Item 5.            Other Events.

A copy of The SCO Group, Inc.’s (“SCO”) press release issued July 23, 2004, regarding SCO’s stock repurchase transaction with BayStar Capital II, L.P. is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Additionally, regarding SCO’s lawsuit against DaimlerChrysler Corporation (“Daimler”), on July 21, 2004, the state court in Michigan granted in part and denied in part Daimler’s motion for summary disposition.  The court granted Daimler’s motion with respect to SCO’s claims regarding the substance or adequacy of Daimler’s certification of compliance with the terms of its license with SCO.  The court denied Daimler’s motion with respect to SCO’s claims that Daimler failed to provide SCO with the certification in a timely fashion.  SCO is currently reviewing its options regarding the ruling.

Item 7.            Financial Statements and Exhibits.

(c)           Exhibits.  The following items are filed as exhibits to this report:

99.1         Press Release dated July 23, 2004, regarding SCO’s stock repurchase transaction with BayStar Capital II, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 2004

By:	/s/ Bert Young
Chief Financial Officer
Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 23, 2004, regarding SCO’s stock repurchase transaction with BayStar Capital II, L.P.